PLAN (AMENDED) EXHIBIT "C"

              List of Allowed Trade and Other Claims (Class 3)

                               EXHIBIT " C"

                                 LIST OF
                  ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.   CLAIMANT                               EXPLANATION   CLAIM AMOUNT
                                                   NOTES
NONE        Advance Capital Markets, Inc.               B           $11,919.39
NONE        Allied Oregon Investors                                     $34.50
NONE        American Binding Company                                    $82.88
255         American Express Travel Related Ser.                       $365.63
NONE        American Hose & Coupling                                    $46.01
274         Anderson, Lynn E.                           C           $90,100.00
44          Anderson, Martin C.T. (#2)                              $12,086.20
NONE        Apple Spice Junction                                       $101.86
NONE        ARA Cory Refreshment                                        $26.44
NONE        Arrowhead Drinking Water Co.                               $806.95
54          Askew, John D.                              C           $43,000.00
NONE        Associated Business Products                D              $321.94
104         AT&T                                                     $2,930.84
NONE        Atkinson McMahon                            D              $772.81
NONE        Atlas Chemical                                             $340.90
NONE        Atlas Performance Industries, Inc.          A            $1,422.74
1706        Automated Office Systems                                 $6,438.21
NONE        Baltimore Aircoil                                        $6,839.97
NONE        Bankers Trust Company                                       $75.00
NONE        Barksdale Controls Division                                $422.12
180         Barnett Intermountain Water Cons.           F            $2,507.40
NONE        Basin Valve Company                                      $1,121.68
NONE        Bedford Enterprises, Inc.                                  $543.71
95          Betz Entec                                  D            $6,501.05
262         BH Mortgage Corporation                     E          $450,240.47
NONE        Big Wood Canal Company                                   $1,388.49
9           Blosil, Mark W.                             B            $2,329.00
NONE        BMC Industries                                           $4,940.29
NONE        Bonded Bicycle Couriers                                     $75.29
NONE        Bonneville Associates, Inc.                              $4,141.38
NONE        Bonneville Limousine Service                D              $243.00
NONE        Boyd & Associates                           D              $453.60
NONE        Broadway Tower                                           $1,200.00
NONE        Bureau of Reclamation                                    $2,134.08
240         Business Wire                                              $550.00
NONE        BusinessLand, Inc.                                       $1,068.47
NONE        Byte                                                        $19.97
NONE        California Chamber of Commerce                             $325.00
20          California Electric Supply                               $1,026.36
NONE        Caltrol, Inc.                                              $358.23
NONE        Capital Connection, Inc.                                   $230.45
NONE        Central Coast Water Treatment               F            $5,482.00
NONE        Chemical Bank Proxy Dept.                                   $56.00
NONE        Chemtreat, Inc.                                         $15,644.76
NONE        CIMA & RDO Associates                       D            $9,276.75
NONE        Cirrus Environmental, Inc                                  $184.00
60          City of Santa Maria                                         $15.69
NONE        Clark Boardman Co., Ltd.                                   $124.64
NONE        Clark County                                                $15.00
NONE        Clearfield City Corporation                                 $16.00
94          Clements, Orlin V.                          B           $24,215.02
75          Cleveland Cotton Products                                  $820.70
238         Coast Rock Products                                        $937.37
NONE        Coast Welding Supply                                     $9,234.09
NONE        Coffeeman                                   D              $313.18
NONE        Cogeneration                                                $48.00
NONE        Commerce Clearing House, Inc.                              $143.33
NONE        Con-Way Western Express                                     $57.46
NONE        Conney Safety Products                                     $516.87
NONE        Controlco                                   D              $159.51
256         Cooper Energy Services                      B           $33,649.88
NONE        Corporate Board, The                                        $56.25
NONE        Cox, Ralph F.                                            $9,166.77
NONE        Cox, Ralph F.                                              $929.89
NONE        Cross Consulting Engineers                                 $133.87
NONE        Cuesta Equipment                                         $5,156.10
NONE        Culligan                                                   $113.79
NONE        Custom Computer                             A            $3,929.07
NONE        Cyprus Sierrita Corporation                                $240.00
NONE        D.L.S. Energy, Inc.                                        $960.25
96          Dames & Moore                                            $7,998.37
80          Davis Printing                                             $536.64
NONE        Day Timers, Inc.                                            $80.03
NONE        Depository Trust Co., The                                   $60.00
NONE        Dexter                                                     $343.07
NONE        Duckor & Spradling                          D            $2,829.31
NONE        Ebasco Services, Inc.                       D           $45,063.15
NONE        ECO-Air Products, Inc.                                     $294.62
51          Ecosystems Research Institute                            $8,828.47
NONE        Electric Power Alert                                       $395.00
NONE        Electrical Energy Systems Ana.              D              $813.75
26          EMED Company, Inc.                                         $113.32
NONE        Emery Worldwide, a CF Company                               $66.56
249         Employers Insurance of Wausau               C           $29,256.00
NONE        Energy & Business Newsletter                             $1,190.00
NONE        ENR McGraw-Hill                                             $49.00
11          Entek Research, Inc.                        B           $11,125.00
NONE        Excel Trane                                              $2,562.50
NONE        Excelsior Legal Southwest                                   $52.50
NONE        Express Vending                                             $60.00
NONE        Farm Supply Co.                                             $35.80
NONE        Federal Energy Regulatory Comm.                             $59.40
19          Federal Express                                          $9,472.61
NONE        Fidelity Transfer                                           $70.00
NONE        Fiesta Travel                                            $2,539.00
NONE        Film Factory, The                                          $147.61
233         First Security Bank of Utah, N.A.                        $7,532.40
NONE        Fischer & Porter                                           $351.01
NONE        Fisheries West                              D            $1,661.07
NONE        Frandzel & Share                                         $1,920.20
NONE        Franklin International Institute            D              $368.31
191         Frazee Industries, Inc.                                    $264.26
120         Fred H. Schott & Associates                              $3,925.00
NONE        Freeport Center                                             $91.51
220         Gardner, Ronald                                          $6,522.00
NONE        Gersemann, Dieter                                       $27,906.00
NONE        Gottschall Printing                                        $524.80
NONE        Government Data Publications                                $96.75
201         GTE California Incorporated                                $928.55
NONE        GTE Leasing Corporation                                     $10.00
NONE        Guarantee Mutual Life Co                                 $3,618.87
NONE        H.F. Pearson & Company, Inc.                               $845.50
41          Harcourt Brace Jovanovich, Inc.                            $159.38
3599        Harry Clayson U Rent Inc.                   F            $5,595.80
NONE        Hatch, Paul D., Esq.                                       $375.00
NONE        Hawthorne Power Systems                                    $129.68
257         Haynes Corporation                          D            $8,376.03
NONE        Hemming Morse, Inc.                                     $12,050.00
116         Henderson Petroleum Corp.                                  $744.15
210         Hopkins, French, Crocett, Springe                        $1,642.41
16          Huddart Floral                              D              $192.95
NONE        Hydro Energy Development Corp.                           $2,114.00
97          I.C.M.                                                   $3,488.14
NONE        IC Security Printers                        D              $269.60
NONE        Intermountain Plant Works                   D              $441.45
NONE        IT Corporation                              F            $1,089.00
NONE        Jamieson & Gutierrez                        D            $4,212.64
NONE        Jardine, Emett & Chandler                                  $784.00
14          Jarolimek, Lubos                                         $9,221.05
NONE        Johnson Higgins of California                           $16,847.00
NONE        Kaizen, Inc.                                               $150.00
NONE        Kaman Bearing & Supply Corporation                          $14.69
99          Kaman Industrial Technologies                              $294.81
253         Keegan, Robert A.                           B          $180,000.00
NONE        Kelly Company                               D              $559.91
188         Kelly Services, Inc.                                       $170.40
5           Kesler & Rust                                            $1,440.99
NONE        Keye Productivity Center                                   $196.00
17          Kinko's of Salt Lake, Inc.                                 $500.82
92          Kraft & McManimon                           B            $9,952.14
39          Krass, Jacobson & Gussak                    D              $381.70
185         Kyocera America, Inc.                                    $4,166.66
NONE        Laser Tone                                  D              $312.38
8           Latham & Watkins                                         $2,283.01
25          Les Olsen Company                           D              $976.45
NONE        LewisEnergy Systems, Inc.                                $1,740.72
NONE        Librizzi, Charles                                        $1,541.72
NONE        Lillick & Charles                           D            $6,188.57
57          Liquid Carbonic Specialty Gas Corp.         B            $3,486.92
NONE        Little America                                           $1,015.88
NONE        MacMillan Bloedel Ltd.                      D              $758.96
NONE        MacWorld                                                    $39.90
NONE        Mail Boxes Etc. USA                                         $23.32
NONE        Manufacturer's Hanover Trust                                 $8.70
NONE        Marsh, Gary L. Esq.                                      $1,914.50
155         Matheson, James                                         $10,729.20
NONE        McClenachan, Robert                                      $9,340.00
62          MCI Telecommunications                                   $6,114.23
259         McTear, John A.                             C          $104,700.00
NONE        MD Gilliss & Associates                                 $15,372.53
NONE        Mellon Bank                                                $100.00
NONE        Memmott, JoAnn                              D              $607.04
NONE        Mesa Moving & Storage                     D, F             $953.00
NONE        Metromedia Paging                                           $92.75
27          Miller, Karp & Grattan                      B           $15,468.38
275         Mistletoe Financial Company                 B           $52,698.55
117         Molloy Jones & Donahue, P.C.                D              $669.47
NONE        Monterey Peninsula Airport Dis.                             $14.00
NONE        Mount Olympus Waters, Inc.                                  $99.20
NONE        N.A.C.C.                                                   $103.32
NONE        N.S.B.C.M.A.                                                $50.00
NONE        NALA Headquarters                           D              $275.00
272         National Union Fire Ins. Co.                            $32,185.00
NONE        National Westminster Bank - NJ                              $99.25
NONE        Natkin Service Company                                   $1,197.50
NONE        Nels Consulting Services, Inc.                          $49,753.42
23          Nelson, Terry L.                            B            $5,788.37
98          New Pig Corporation                                      $1,388.60
NONE        Newman, Elmer                                           $13,181.97
NONE        Newspaper Agency Corporation                               $102.96
NONE        NG Chemical, Inc.                           A            $4,571.41
115         Nikkel Family Living Trust/Mary Nikkel      B          $250,000.00
NONE        Northeast Power Report                                     $426.25
NONE        Northshore                                               $1,498.00
45          OCM                                         B           $18,200.00
NONE        Office Mart, The                                           $738.61
NONE        On-Site Management, Inc.                    D              $367.17
NONE        Orchard Supply Hardware                     D              $625.00
205         Ormat, Inc.                                 E          $365,000.00
NONE        P. Gerald White, Inc.                                    $2,410.00
58          Partlow Corporation, The                    D              $771.94
NONE        Penetone Corporation                                       $883.44
NONE        PG&E                                                     $3,298.62
NONE        Pitney Bowes, Inc.                          D              $576.48
NONE        Pony Express Courier Corporation                             $8.15
NONE        Port of Bellingham                                          $12.00
NONE        Prentice Hall Law & Business                               $108.54
203         Prentice-Hall, Inc.                                        $600.00
NONE        Prentice Hall Corp.                                        $444.64
NONE        Pressure Vessel Service, Inc.               D            $1,846.40
NONE        Preston, Thorgrimson, Ellis & Holm          D            $1,089.30
31          Proffit, Michael (#2)                                    $3,115.49
110         Quiter, George W. III                       B          $250,000.00
NONE        R.T.L. Office Products                                     $103.78
NONE        Rampton, Calvin, Esq.                                    $9,166.67
182         Ray Quinney & Nebeker                                   $97,726.74
NONE        Receiver General For Canada                                 $53.39
NONE        Record Reporter, The                                       $319.25
NONE        Reed Bingham Company                                       $772.00
NONE        Reed, William J.                                        $12,849.82
NONE        Reese-Chambers Systems Cons.                            $14,204.95
NONE        Reno Drain Oil Service                                     $738.00
NONE        Resource Systems Group                                      $21.44
49          Roberts & Kerner                                         $1,590.30
NONE        Robinson-Conner                                         $24,684.68
NONE        Salt Lake Blue Print & Supply                               $28.53
65          Salt Lake Stamp Company                                    $157.75
NONE        San Diego Gas & Electric                                   $171.13
NONE        Santa Barbara - County APCD                              $1,265.00
NONE        Santa Barbara - County of EHA                              $739.57
81          Santa Maria Supply                                       $4,849.81
NONE        Scott Specialty Gases                                       $13.42
NONE        Skool Lunch                                                $282.03
NONE        Smart & Final Iris Co.                                     $458.02
NONE        Smith-Mabry Co.                             D            $2,082.45
86          Solar Turbines Incorporated                 B              $995.45
87          Solar Turbines Incorporated                 B            $1,094.84
88          Solar Turbines Incorporated                 B            $1,105.51
89          Solar Turbines Incorporated                 B            $1,104.60
90          Solar Turbines Incorporated                 B            $3,081.69
91          Solar Turbines Incorporated                 B            $1,705.55
195         Southern California Edison Company                      $49,964.31
207         Southern California Gas Co.                            $285,409.63
NONE        Southern Electric International                            $600.00
NONE        Sports Mall Metro                                          $120.00
NONE        Sprint                                                     $283.20
NONE        Stapleton International Airport                             $17.74
NONE        State of Utah                                               $60.00
125         Staub, Vernon                                            $8,914.08
NONE        Steiner Environmental, Inc.                 D            $4,700.25
48          STM Associates                                          $11,250.00
NONE        Stone & Webster Engineering                 D            $1,188.44
73          Stone, Marjorie Hanson                                 $221,682.39
NONE        Sunrise Energy Company                                  $11,978.17
7           Systemax                                                    $37.69
NONE        Temporary Resources                                        $176.00
NONE        Thermal Products, Inc.                                      $58.32
NONE        Thermo Environmental Inst.                  D              $389.41
12          TIE Systems, Inc.                           D              $302.83
33          Triad Engineering                           B            $3,290.89
NONE        Turbine Generator Service, Inc.                          $4,285.92
37          Turbine Specialties, Inc.                               $42,118.05
254         Twombly, Greg                               E          $100,000.00
112         U.S. West Communications                    D            $1,582.60
NONE        Uinta Business Systems                      D            $1,012.93
NONE        United Parcel Service                                    $1,695.25
NONE        United States Banknote Co.                  B              $860.00
NONE        Utah State Bar                                              $23.00
47          Vallen Safety Supply Company                               $124.55
30          Vanier Graphics Corp.                                      $289.01
NONE        Vermont Power Exchange                      D            $2,756.00
NONE        Viking Freight Systems, Inc.                               $138.79
144         Voith Hydro, Inc.                                      $226,517.94
NONE        W.A. Hammond Drierite Co.                                  $129.10
NONE        Warren, Gorham & Lamont, Inc.                              $437.18
3           Weesner, John (CONTINGENT AND DISPUTED)                      $0.00
NONE        Welch Vacuum Technology                                    $298.49
NONE        Welch, David                                             $2,830.00
NONE        West Publishing Company                                     $33.25
NONE        Western Regional Counsel                    D            $2,222.00
NONE        Western Turbine Users, Inc.                                $400.00
NONE        Westover, Choules & Shadle                                  $32.50
NONE        Whitting Associates                                      $1,100.00
71          Williams & Rockwood                         B           $12,018.16
59          Yellow Freight System, Inc.                                $564.36
NONE        Young Presidents' Organization                           $1,750.00
NONE        Zions Furniture Upholstering                                $31.88

            TOTAL:                                               $3,660,303.78

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A   	Claim has been assigned to Access Capital.
B	   Claim has been assigned to Argo Partners.
C   	Claim has been assigned to Comac International NV
D   	Claim has been assigned to Debt Acquisition Company of America
E	   Claim has been assigned to Comac Partners LP
F	   Claim has been assigned to Riverside Contracting Corporation